EXHIBIT 99.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of Clean Systems Technology Group, Ltd. (the "Company") for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jacob Lustgarten, as Chief Executive Officer of the Company, and Yona Leibowitz, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Jacob Lustgarten
                                           --------------------
                                           Name: Jacob Lustgarten
                                           Title: Chief Executive Officer
                                           Date: November 14, 2002

                                           /s/ Yona Leibowitz
                                           ------------------
                                           Name: Yona Leibowitz
                                           Title: Chief Financial Officer
                                           Date: November 14, 2002

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

See also the certification pursuant to Sec. 302 of the Sarbanes-Oxley Act of 2002, which is also attached to this Report.




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